Exhibit 99.4

QUESTAR CORPORATION

LONG-TERM STOCK INCENTIVE PLAN

PHANTOM STOCK AGREEMENT

THIS PHANTOM STOCK AGREEMENT (the “Agreement”) is made as of this ______ day of _______________, 200__ (the “Effective Date”), between Questar Corporation, a Utah corporation (the “Company”), and ________________ (the “Grantee”).

1.

Grant of Phantom Stock.  Subject to the terms and conditions of this Agreement, the Company’s Long-Term Stock Incentive Plan (the “Plan”), and the Questar Corporation Deferred Compensation Plan for Directors (the “Director Plan”), the Company hereby issues to Grantee _____________ shares of Phantom Stock.  Each share of Phantom Stock shall be equal in value to one share of the Company’s common stock, no par value (“Common Stock”), and shall, once vested, entitle the Grantee to payment as provided herein and in the Director Plan.  The Phantom Stock is issued as of the Effective Date and on such date the Common Stock of the Company has a Fair Market Value of $_____________ per share.

2.

Phantom Dividends.  Each share of Phantom Stock granted hereunder shall be credited with phantom dividends at the same time and at the same rate as actual dividends are paid by the Company with respect to its Common Stock.  Phantom dividends credited hereunder shall be deemed reinvested in additional shares of Phantom Stock (“Reinvested Shares”) as and when the phantom dividends are credited.  All phantom dividends and Reinvested Shares shall vest at the same time and in the same amount as the Phantom Shares to which they relate, and shall be payable at the same time and in the same form as the Phantom Shares to which they relate.

3.

Vesting.

(a)

General.  Except as provided otherwise in this Agreement, Phantom Stock shall vest as indicated in the following schedule, provided Grantee remains in the continuous service of the Company as a director from the Effective Date until the vesting dates indicated below:

If the Vesting Date falls on a day when the New York Stock Exchange (NYSE) is closed, the Vesting Date will occur on the next day that the NYSE is open.  In the event that the Vesting Date falls on a day when trading in Questar common stock has been suspended, the Vesting Date will occur on the next full day after trading resumes.

The number of shares of Phantom Stock that are vested shall be cumulative, so that once a share becomes vested, it shall continue to be vested.

(b)

Change in Control of the Company.  Immediately prior to the occurrence of a Change in Control of the Company, as defined in the Plan, the Phantom Stock shall vest in full.

4.

Termination of Service; Forfeiture of Phantom Stock.

(a)

Accelerated Vesting.  If the Grantee’s directorship with the Company terminates on account of death, Disability (as defined in the Plan), mandatory retirement at age 72, or failure to be re-nominated for any reason other than failure to adequately perform his duties as a director, the Phantom Stock, to the extent not yet vested, shall vest in full.

(b)

Other Terminations.  If the Grantee’s directorship with the Company terminates for any reason not stated in Section 4(a) above, Grantee shall forfeit all shares of Phantom Stock that are not yet vested at the time of termination.

5.

Payment.  Payment of vested Phantom Shares shall be made in cash at the time selected by the Participant in accordance with the Director Plan or as otherwise provided in the Director Plan or by applicable law.  The amount due the Participant shall also be determined in accordance with the Director Plan.

6.

Phantom Stock Non-Transferable.  Phantom Stock may not be sold, assigned, transferred by gift or otherwise, pledged, hypothecated, or otherwise disposed of, by operation of law or otherwise.

7.

Rights of a Stockholder.  Grantee shall have no voting, dividend, liquidation or other rights of a stockholder with respect to Phantom Stock.  The Participant’s right to receive payment under this Agreement and the Director Plan shall be no greater than the right of an unsecured creditor of the Company.

8.

Adjustments to Phantom Stock.

(a)

Adjustment by Merger, Stock Split, Stock Dividend, Etc. If the Company’s common stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spinoff, combination of shares or otherwise), or if the number of such shares of stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Phantom Stock, the number and kind of shares of stock or other securities into which each outstanding share of Phantom Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.

(b)

Other Distributions and Changes in the Stock. In the event there shall be any other change affecting the number or kind of the outstanding shares of the Company’s Common Stock, or any stock or other securities into which the stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in the shares of Phantom Stock, an adjustment shall be made in accordance with such determination.

(c)

General Adjustment Rules.  All adjustments relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Notice of any adjustment shall be given to Grantee.

(d)

Reservation of Rights.  The issuance of Phantom Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

9.

Notices.  Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by hand delivery or by first class registered or certified mail, postage prepaid, addressed, if to the Company, to its Chairman of the Board of Directors, and if to Grantee, to his address now on file with the Company, or to such other address as either may designate in writing.  Any notice shall be deemed to be duly given as of the date delivered in the case of personal delivery, or as of the second day after enclosed in a properly sealed envelope and deposited, postage prepaid, in a United States post office, in the case of mailed notice.

10.

Amendment.  Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and Grantee.

11.

Relationship to Plan and Director Plan.  This Agreement shall not alter the terms of the Plan or the Director Plan. If there is a conflict between the terms of the Plan or the Director Plan and the terms of this Agreement, the terms of the Plan or the Director Plan shall prevail.  Capitalized terms used in this Agreement but not defined herein shall have the meaning given such terms in the Plan.

12.

Construction; Severability.  The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

13.

Waiver.  Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Committee appointed under the Plan, but only to the extent permitted under the Plan.

14.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

15.

Rights to Continue as a Director.  Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained as a director of the Company and this Agreement is limited solely to governing the rights and obligations of Grantee with respect to the Phantom Stock.

16.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the choice of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GRANTEE

QUESTAR CORPORATION

by

[Name]

Keith O Rattie

Chairman of the Board,

President, and

Chief Executive Officer

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